UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 16, 2008

Luminent Mortgage Capital, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	001-31828	06-1694835
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1515 Market Street, Suite 2000, Philadelphia, Pennsylvania		19102
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	215-564-5900

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[x]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On June 16, 2008 we, Arco Capital Corporation Ltd., or Arco, and Sovereign Bank, or Sovereign, entered into certain agreements to repay repurchase agreement obligations of one of our subsidiaries to Sovereign Bank. In addition, Arco issued a promissory note to Sovereign for which we are a guarantor. Simultaneously, we entered into a third amendment to our amended and restated credit agreement with Arco dated September 26, 2007. The third amendment provided for an expansion loan in the amount of $14,100,015.19 which includes the principal balance of Arco’s note to Sovereign plus accrued interest and legal fees. The expansion loan is to be paid on the same terms as the note issued by Arco to Sovereign which requires five consecutive monthly principal payments of $2,350,002.53 plus accrued interest of prime plus 2.00% beginning on July 3, 2008 through November 5, 2008, with a final payment of $2,350.002.53 due November 28, 2008.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

We incorporate by reference the information set forth in Item 1.01 of this Form 8-K.

Item 7.01 Regulation FD Disclosure.

On June 20, 2008, we issued a press release. A copy of that press release is furnished as Exhibit 99 to this report.

The information in this Current Report on Form 8-K (including the exhibit incorporated into this Item 7.01 by reference) is being is provided under Item 7.01 of Form 8-K and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

We previously announced that Luminent LLC, our affiliate, filed a Form S-4 registration statement with the Securities and Exchange Commission on March 28, 2008, as amended by Amendment No. 1 filed on June 10, 2008, with respect to our proposed conversion to a publically traded partnership.

Luminent LLC's Form S-4 registration statement contains a preliminary proxy statement/prospectus relating to our 2008 annual meeting of stockholders and other relevant documents in connection with the proposed restructuring. The definitive proxy statement/prospectus will be mailed to our stockholders when it becomes available. OUR STOCKHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

The proxy statement/prospectus and other relevant materials, when they become available, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and stockholders may obtain free copies of the documents by contacting Karen Chang, Luminent Mortgage Capital, Inc., 1515 Market Street, Suite 2000, Philadelphia, PA 19102; telephone: (215) 564-5900.

We and our directors, executive officers and other members of our management and employees may be deemed to be participants in the solicitation of proxies from our stockholders in connection with the proposed merger. Information concerning such participants’ ownership of our common stock will be set forth in the proxy statement/prospectus when it becomes available. This communication does not constitute an offer of any securities for sale.

Item 9.01 Financial Statements and Exhibits.

Exhibit No. Exhibit Description
10.1 Third Amendment to Amended and Restated Credit Agreement, dated as of June 16, 2008.
99.1 Press release dated June 20, 2008

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Luminent Mortgage Capital, Inc.

June 20, 2008	By:	/s/ KAREN CHANG

Name: KAREN CHANG
Title: SVP, Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Third Amendment to Amended and Restated Credit Agreement, dated as of June 16, 2008
99.1	Press release dated June 20, 2008